UBS HEALTHCARE CONFERENCE

FEBRUARY 16, 2005

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FORWARD- LOOKING STATEMENT

Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties.  Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.

In our filings under federal securities laws, including annual, periodic, and current reports, we identify important factors that could cause ResCare’s actual results to differ from those anticipated in forward-looking statements.  Please refer to the discussion of those factors in our filed reports.

These forward-looking statements speak only as of this date.  We undertake no obligation to publicly release the results of any revisions to the forward - looking statements made today, to reflect the events or circumstances after today or to reflect the occurrence of unanticipated events.

COMPANY HISTORY

Organic growth focus–adding new homes to fill-
in existing markets

Infrastructure update substantially complete

Went public in 1992 and developed nationwide
footprint thru acquisitions in 1997 - 2000

Entered disabilities market in 1978

Founded in 1974 as Job Corps contractor

51 consecutive quarters of revenue growth over
prior year quarter

GEOGRAPHIC PRESENCE

33 states, Washington, D.C., Puerto Rico and Canada

PR

Niagara-on-the-Lake,

Ontario, Canada

CA

CO

NE

KS

OK

NM

TX

IL

IN

OH

WV

KY

TN

LA

FL

NY

NJ

MO

GA

AZ

NC

VA

PA

IA

SC

UT

WA

MS

AL

NV

Washington, D.C.

MI

          Youth Services

Foster Care

Alternative -Site Schools

Charter Schools

Community Group Homes

Outdoor Therapeutic
Programs

Emergency Shelters

Residential Treatment
Centers

SPECIAL NEEDS MARKETS

Education & Training

Basic Education

Vocational Skills

Career Counseling/
Placement

Life Skills Programs

Residential Services

Social Skills Training

Behavioral Intervention

Functional Skills Training

Vocational Skills Training

Counseling and Therapy

Supported Employment

Special Needs Population
$75 Billion Market Opportunity

Disabilities Services
$35 billion

Training & Youth Services
$40 billion

PAYOR MIX

Medicaid reimbursement through 28 state
programs

Medicaid

Dept of Labor

Others

75%

14%

11%

No Medicare

BUSINESS SEGMENTS

LTM - Ended 9/30/04

($ in millions)

Disabilities
Services

Training

Services

Youth
Services

Total

Corporate

(1) Includes a charge for the 2003 refinancing, and director stock option expense as a result of the Onex transaction.

$ (46.3)

Operating income

Revenues

Other expense

Add: Depreciation &
amortization

$     72.2

--

$   20.1

$  180.9

--

EBITDA

  $       2.4

1.3

$     50.2

$   764.4

$   995.5

  $        --

    6.3

4.6

--

--

$     48.4

$     78.5

3.3

   3.3(1)

12.2

$    20.1

$       3.7

$ (38.4)

$     63.9

BUSINESS SEGMENTS

Youth
Services

DISABILITIES SERVICES

No federally mandated reimbursement rates

State and local agencies are responsible for establishing rates based on individual needs

States must offer services to receive federal Medicaid matching funds

National Advocacy Campaign focuses on direct support wages

Small portion of most state Medicaid budgets

4.6 million people with developmental
disabilities in U.S.

Residential Services

460,000

Waiting Lists

220,000

Family
  Caregivers

2.6 million

Other

1.3 million

25% of family
caregivers over

60 years old

DEVELOPMENTAL DISABILITIES DEMOGRAPHICS

DEVELOPMENTAL DISABILITIES GROWTH DRIVERS

Strong Demand Due to Demographics

    - Aging family caregivers

Legislation & Litigation

    - Americans with Disabilities Act
    - June 1999 Olmstead decision

Privatization Trend

    - State operated programs decreased from
       51.4% in 1977 to 11% in 2000

Rise of Vocal Advocacy Groups

    - ARC, AAMR

Pressure to Reduce State Compiled Waiting Lists

    - Lawsuit Driven

VALUE ADDED SERVICES

CLIENTS

Improved quality of life and self-empowerment

Active participation in community life

Opportunities for self-employment/job training

Individualized support in a positive environment

Proximity to family and friends

FAMILY

Reduced burden of care

Respite services to assist

Improved proximity and access

GOVERNMENT AGENCIES

Cost-effective alternative to state programs

Reduced administrative & organizational burden

Privatization trend & public-private partnerships

DISABILITIES SERVICE DELIVERY MODELS

ICF/MR Group Home

ICF/MR Facility

Periodic In-Home Services

Staffed Waiver Home

Host Home

State Institution

Supported Employment

Day Habilitation Services

Self directed services

RESCARE DISABILITIES SERVICES

People Served

Sites

Larger Facilities

1,050

13

Group Homes and Supported

8,250

2,530

Living

In-Home, Periodic Services

10,000

Other (Case Management,

Supported Employment, Day

1,500

Programs)

DISABILITIES SERVICES

REIMBURSEMENT LANDSCAPE

States have been under significant budget pressures

Environment is showing some signs of improvement

- State treasuries appear to be getting stronger

Reimbursement rates have been essentially flat in the
aggregate for last three years

Each state has its own reimbursement system

-

Three states increased reimbursement rates at end of
2004 legislative sessions

ORGANIC GROWTH

Periodic in-home services

Double digit growth since 2001

Expect trend to continue

Over 40% are services to elderly

Tuck-Ins represent contra-cyclical opportunity

2003 completed 15 tuck-ins with annualized revenues of $11 million

2004 expect to complete tuck-ins representing annualized revenues of
$18 million

New Homes provide accretive margins

2002 – 164 homes added

2003 – 166 homes added

2004 – 104 homes to be added (103 added through 9/30)

ORGANIC GROWTH OPPORTUNITIES IN 2004

Periodic/In-home
Services

Disabilities
Services

Growth opportunities
in both disabilities
services and elder care

Rolling out managed
care adaptation for
MR/DD piloted in
Arizona

Economically distressed
operations may be “tucked
into” our existing operations

Filling in our existing clusters
by continuing to open new
homes

Expanding Foster Care
Services

JOB CORPS/TRAINING SERVICES

RESCARE JOB CORPS

Second largest Job Corps contractor

16 centers in 12 states and Puerto Rico providing training services to almost 7,000 people each day - 12,000 annually

Operate and sub-contract for 5 additional centers

Low capital intensity

30 years experience and quality provider

ARBOR E&T

Arbor E & T has 20 years experience

Serves over 7,500 under-skilled persons on a
continuing basis with a goal of employment –
20,000 people annually

Funding primarily from HHS and DOL to local
agencies

Low capital intensity

Expanding opportunities

       - Acquired TTI in December 2004

       - Added We Care contract in New

         York City in December, 2004

KEY INVESTMENT CONSIDERATIONS

Leading Market Position

Strong Long Term Market Drivers

Market Leading Platform Franchise

Stable and Recurring Revenues

Established Relationships with Government

Agencies and Advocacy Groups

Proven Ability to Grow During Adverse
Economic Conditions

Motivated and Experienced Management
Team

FINANCIAL OVERVIEW

NEW CREDIT FACILITY

$100 million senior secured revolving credit facility with $75 million sub-limit for the issuance of standby letters of credit.
Bank One Capital Markets  (JP Morgan Chase)

$35 million term loan

Maximum Leverage of 4.25 – Currently at 2.13

Minimum Fixed Charge of 1.20 – Currently at 1.47

Closed December 31, 2003, amended June 11, 2004 to
reflect the Onex transaction.

Callable in November 2005, Matures in November 2008

Closed December 31, 2003, amended June 11, 2004 to
reflect the Onex transaction

Callable in November 2005, Matures in November 2008

EQUITY INFUSION

On June 23, 2004 Onex Partners, LP invested $50.5 million in
Convertible Preferred Shares

Net proceeds to company will be used to fund growth

Onex Partners also acquired 3.7 million shares of
common stock from three insiders

Onex Partners appointed 3 Directors to our Board of
Directors

HISTORICAL BALANCE SHEET

($ in millions)

Cash

A/R

Net PP&E

Total Assets

Senior Bank Debt

Senior Unsecured Debt

Convertible Debt

Other Debt/Leases

Total Debt

Equity

Net Debt

$   72.1

124.6

61.7

$ 546.6

150.0

106.2

6.2

$ 262.4

$ 177.2

$ 190.3

FY 2002

$   23.4

129.2

68.4

$ 503.0

22.0

150.0

12.8

4.9

$ 189.7

$ 192.3

$ 166.3

FY 2003

     129.9

       68.1

$ 590.1

       19.4

     150.0

       12.8

         5.0

$  187.2

$  258.6

$    83.3

$ 103.9

09/30/04

CREDIT RATING AGENCIES

S&P Revised ResCare’s Corporate Rating from B to B+ –

January, 2005

S&P revised outlook from Negative to Stable – November 2003

ResCare’s Leverage Ratio at Historic Low – June 2004

S&P revised outlook from Stable to Positive – May 2004

Moody’s Corporate Rating is B1

LEVERAGE RATIO IMPROVEMENT

FY 2002

FY 2003

LTM 9/30/04

EBITDA

$55.4

$59.7

$63.9

EBITDAR

$87.5

$95.1

$101.0

NET DEBT

$190.3

$166.3

$83.3

LEVERAGE RATIO - EBITDA

3.4x

2.8x

1.3x

NET LEASE ADJUSTED DEBT

$448.0

$449.1

$380.1

LEVERAGE RATIO - EBITDAR

5.1x

4.7x

3.8x

($ in millions)

HISTORICAL OPERATING RESULTS

($ in millions except for EPS)

(1)

Actual results exclude specified items.

(2)

Excludes impact of accounting for non-cash beneficial conversion feature.

FY 2002

FY 2003

Guidance ‘04

LTM 9/30/04

Revenue

$ 919.7

$ 961.3

$ 995.5

$ 1,000 - 1,020

Net Income (1)

$  12.4

$ 14.8

$

19.2

$ 18.5 - 20.0

Fully Diluted EPS (2)

$  0.50

$ 0.60

$

0.69

$ 0.66 - 0.71

EBITDA (1)

$  55.4

$ 59.7

$

63.9

$ 63 - 66

EBITDA Margin

6.0%

6.2%

6.4%

6.3 - 6.5%

Cash provided by Operating

$  36.0

$ 51.5

$

49.5

$ 43 - 45

Activities

Capital Expenditures

$  13.7

$ 14.1

$

11.1

$ 15.0

RECONCILIATION OF NON- GAAP INFORMATION

Net income

Add:  Specified Items

                    A/R related

                    Insurance/Legal related

                    Capital/Refinancing related

Less: Tax effect of specified items

Non-GAAP net income

Add:  Depreciation and amortization

                    Interest expense, net

                    Income taxes

EBITDA

Facility rent

EBITDAR

EPS as reported

Specified items above

Non-cash beneficial conversion feature

Non-GAAP EPS

($ in millions, except EPS)

FY 2002

$                   2.7

                    14.8

                       1.5

                    (1.3)

                    (5.3)

                    12.4

                    11.9

                    24.3

                       6.8

                    55.4

                    32.1

LTM 09/04

$                17.1

                    ---

                    ---

                       3.3

                    (1.2)

                    19.2

                    12.2

                    20.9

                    11.6

                    63.9

                    37.1

FY 2003

$                13.4

              ---

                    ---

                       2.2

                    (0.8)

                    14.8

                    12.3

                    24.3

                       8.3

         59.7

                    35.4

$      87.5

$       0.11

        0.39

          ---

$      0.50

$    101.0

$      0.09

        0.08
        0.52

$      0.69

$      95.1

$      0.54

        0.06

          ---

 $      0.60

RESCARE STRENGTHS

Infrastructure and systems give ResCare a
competitive advantage

Demonstrated ability to grow in an adverse
economy

Expect incremental gains as
economy improves

Proven track record on
acquisition strategy

Right time to

move forward